10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

VA Growth and Income Fund
Reliant Resources, Inc.
   4/30/01
Cost:
       $6,057

%of Offering Purchase

   0.000%
Broker:
Goldman, Sachs & Co.



Fund

VA Masters Fund
Aquila Energy

   4/23/01
Cost:
       $2,400

%of Offering Purchase

   0.001%
Broker:
Salomon Smith Barney, Inc.
Underwriting Synicate Members:
Lehman Brothers Inc.
Merrill Lynch
Salomon Smith Barney, Inc.
Credit Lyonnais Securities
First Union Securities, Inc.

Fund

VA Small Cap Value Fund
Landamerica Financial Group Inc.
   4/30/01
Cost:
      $43,200

%of Offering Purchase

    0.02%
Broker:
Credit Suisse First Boston
Underwriting Synicate Members:
Credit Suisse First Boston
Morgan Stanley & Co.
Bear, Stearns & Co.
Banc of America Secs LLC
First Union Securities, Inc.

Fund

VA Masters
Instinet Group Inc. *
   5/17/01
Cost:
      $18,850
       $2,900

%of Offering Purchase

   0.004%
   0.001%

Broker:
Merrill Lynch & Co.
Salomon Smith Barney, Inc.
Underwriting Synicate Members:
Credit Suisse First Boston
Deutsche Banc Alex Brown
Bear, Stearns & Co.
J.P. Morgan Securities Inc.
First Union Securities, Inc.

Fund

VA Small Cap Value Fund
United Surgical Partners Inc.
   6/7/01
Cost:
      $67,200

%of Offering Purchase

   0.053%
Broker:
SG Cowen Securities Corp
Underwriting Synicate Members:
Credit Suisse First Boston
Lehman Brothers Inc.
SG Cowen Securities Corp
Advest, Inc.
First Union Securities, Inc.

Fund

VA Masters Fund
Willis Group Holdings Limited

   6/11/01
Cost:
       $3,375

%of Offering Purchase

   0.001%
Broker:
Keefe Bruyett & Woo
Underwriting Synicate Members:
Underwriting Synicate Members:
Salomon Smith Barney, Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Inc.
Banc of America Securities LLC
First Union Securities, Inc.
Fund
----

VA Blue Chip Fund
Willis Group Holdings Limited

   6/11/01
Cost:
       $2,700

%of Offering Purchase

   0.001%
Broker:
Keefe Bruyett & Woo
Underwriting Synicate Members:
Salomon Smith Barney, Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Inc.
Banc of America Securities LLC
First Union Securities, Inc.

Fund

VA Growth Fund
Therasense Inc.
  10/12/01
Cost:
       $5,700

%of Offering Purchase

   0.005%
Broker:
Thomas Weisel Partners LLC
Underwriting Synicate Members:
U.S. Bancorp Piper Jaffray Inc.
SG Cowen Securities Corp
Thomas Weisel Partners LLC
Banc of America Secs LLC
First Union Securities, Inc.

Fund

VA Growth and Income Fund
Principal Financial Group Inc. *
  10/22/01
Cost:
      $37,000
      $64,750

%of Offering Purchase

   0.002%
   0.004%

Broker:
Credit Suisse First Boston, Inc.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Credit Suisse First Boston, Inc.
Merrill Lynch, Inc.
Salomon Smith Barney Inc.
First Union Securities, Inc.

Fund

VA Growth and Income Fund
Anthem Inc.
  10/29/01
Cost:
      $32,400

%of Offering Purchase

   0.002%
Broker:
Morgan Stanley & Co. Inc.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Merrill Lynch, Inc.
Morgan Stanley & Co. Inc.
J.P. Morgan Securities Inc.
First Union Securities, Inc.

Fund

VA Blue Chip Fund
Anthem Inc.
  10/29/01
Cost:
      $21,600

%of Offering Purchase

   0.001%
Broker:
Morgan Stanley & Co. Inc.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Merrill Lynch, Inc.
Morgan Stanley & Co. Inc.
J.P. Morgan Securities Inc.
First Union Securities, Inc.

Fund

VA Masters Fund
Anthem Inc.
  10/29/01
Cost:
       $7,200

%of Offering Purchase

   0.000%
Broker:
Morgan Stanley & Co. Inc.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Merrill Lynch, Inc.
Morgan Stanley & Co. Inc.
J.P. Morgan Securities Inc.
First Union Securities, Inc.